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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 1, 2001


                            U.S. HOME SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                        0-18291                 75-2922239
(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)        Identification Number)



750 State Highway 121 Bypass, Suite 170
         Lewisville, Texas                                         75067
(Address of principal executive offices)                        (Zip Code)



      Registrant's telephone number, including area code: (214) 488-6300


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On May 1, 2001, Ehrhardt, Keefe, Steiner and Hottman, P.C., Denver, Colorado, the independent accountants for the Company, resigned with the consent of the Company and were replaced by Ernst & Young, Dallas, Texas. The Company's independent accountants report on the financial statements of the Company for the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. The decision to change independent accounting firms was as a result of the merger completed on February 13, 2001 of U.S. Remodelers, Inc. with and into a subsidiary of the Company with U.S. Remodelers surviving as a wholly-owned subsidiary of the Company. As previously reported, the merger caused a change in control of the Company. Additionally, as a result of the merger, there was also a change in the business operations of the Company. The Company, prior to the merger, had sold substantially all of its pawnshop related assets. The Company's new independent accountants, Ernst & Young, have audited financial statements of U.S. Remodelers since 1997. The Board of Directors of the Company approved the engagement of Ernst & Young as the new independent accountants for the Company. The former accountants of the Company, Ehrhardt, Keefe, Steiner and Hottman, P.C., were not dismissed nor asked to resign by the Company as a result of any disagreements or any matter of accounting principle or practices or financial statement disclosure or auditing scope or procedure.

(b) The Company has provided Ehrhardt, Keefe, Steiner and Hottman, P.C. with a copy of the disclosures it is making in response to Item 4 in this Current Report on Form 8-K prior to filing the Form 8-K with the Commission. Attached as an exhibit to this report is a copy of a letter dated May 1, 2001 from Ehrhardt, Keefe, Steiner and Hottman, P.C. addressed to the Commission acknowledging receipt of such disclosure.

ITEM 7(c).  EXHIBITS

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit
Number                          Description of Exhibit
-------   ---------------------------------------------------------------------
  16 Copy of letter dated May 1, 2001 to The Commission from Ehrhardt, Keefe, Steiner and Hottman, P.C. acknowledging receipt of the Current Report on Form 8-K reporting change in certifying accountant.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on May 3, 2001 on its behalf by the undersigned, thereto duly authorized.

                                     U.S. HOME SYSTEMS, INC.


                                     By:        /s/ Murray H. Gross
                                        -------------------------------------
                                        Murray H. Gross
                                        President and Chief Executive Officer









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